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                                                                    EXHIBIT 99.4

                                                                  EXECUTION COPY

                                    AGREEMENT

       THIS AGREEMENT is dated as of May 1, 2000 (the "Agreement") and is by and among Captec Net Lease Realty, Inc., a Delaware corporation (the "Company"). Captec Acquisition, Inc., a Delaware corporation ("Acquisition") and a wholly-owned subsidiary of the Company, Captec Financial Group, Inc., a Michigan corporation ("CFG"), and Captec Net Lease Realty Advisors, Inc., a Delaware corporation ("CA").

                                    RECITALS

       WHEREAS, the Company, Acquisition, CFG, and CA have entered into that certain Omnibus Agreement and Plan of Merger, dated as of December 20, 1999, which agreement was amended on April 5, 2000 (as amended, the "Merger Agreement"); and

       WHEREAS, the respective Board of Directors of each of the Company, Acquisition, CFG and CA has determined to terminate the Merger Agreement pursuant to the terms of Section 10.01 thereof.

       NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement intending to be legally bound, agree as follows:

       1. Termination. The Company, Acquisition, CFG and CA hereby terminate the Merger Agreement pursuant to, and in accordance with, Section 10.01 thereof, effective as of the date hereof.

       2. Representations and Warranties of the Company and Acquisition. The Company and Acquisition have all requisite corporate power and authority to execute this Agreement. The execution and delivery of this Agreement has been duly authorized by the Board of Directors of each of the Company and Acquisition and no further corporate action is necessary on the part of the Company or Acquisition. This Agreement has been duly executed and delivered by the Company and Acquisition and, assuming the due execution and delivery of the other parties hereto, constitutes a valid and binding obligation of the Company and Acquisition, enforceable against each of the Company and Acquisition in accordance with its terms.

       3. Representations and Warranties of CFG and CA. CFG and CA have all requisite corporate power and authority to execute this Agreement. The execution and delivery of this Agreement has been duly authorized by the Board of Directors of each of CFG and CA and no further corporate action is necessary on the part of either CFG or CA. This Agreement has been duly executed and delivered by each of CFG and CA and, assuming the due execution and delivery by the other parties hereto, constitutes a valid and binding obligation of each of CFG and CA, enforceable against each of CFG and CA in accordance with its terms.


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       4.     Governing Law. This Agreement and all disputes hereunder shall be governed by, and interpreted and construed in accordance with, the internal laws of the State of Delaware without regard to principles of conflicts of laws.

       5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


                            [Signature Page Follows]







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       IN WITNESS THEREOF, the parties have executed and delivered this
Agreement on the date first written above by their respective officers thereunto duly authorized.



                                       CAPTEC NET LEASE REALTY, INC.


                                       By: /s/ ALBERT T. ADAMS
                                          ------------------------------------
                                          Name: Albert T. Adams
                                          Title: Chairman, Special Committee


                                       CAPTEC ACQUISITION, INC.


                                       By: /s/ GARY A. BRUDER
                                          ------------------------------------
                                          Name: Gary A. Bruder
                                          Title: Secretary


                                       CAPTEC FINANCIAL GROUP, INC.


                                       By: /s/ W. ROSS MARTIN
                                          ------------------------------------
                                          Name: W. Ross Martin
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


                                       CAPTEC NET LEASE REALITY ADVISORS,
                                       INC.


                                       By: /s/ PATRICK L. BEACH
                                          ------------------------------------
                                          Name: Patrick L. Beach
                                          Title: President and Chief Executive
                                                 Officer